                                            Exhibit 10.77

AMENDMENT NUMBER 18

TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN

CONSOLIDATED AS AT JANUARY 1, 2009

AMENDMENTS EFFECTIVE JANUARY 1, 2023

1.Delete paragraph 2.27.1 and replace it with the following:

“2.27.1 Indexing Percentage

“Indexing Percentage” means:

(a)In respect of the USW Service of a Member:

(i)whose Last Date of Hire is prior to January 1, 2021, and

(ii)whose Date of Cessation of Membership is on or after January 1, 2021 and prior to January 1, 2023,

60%;

(b)In respect of the USW Service of a Member:

(i)whose Last Date of Hire is on or after January 1, 2021 and prior to January 1, 2022, and

(ii)whose Date of Cessation of Membership is on or after January 1, 2022 and prior to January 1, 2023,

60%;

(c)In respect of the USW Service of a Member:

(i)whose Last Date of Hire is prior to January 1, 2023, and

(ii)whose Date of Cessation of Membership is on or after January 1, 2023,

70%; and

(d)In respect of all other periods of Pensionable Service, 50%.

2.Delete subparagraph 5.01(a) and replace it with the following:

"(a) Every Member:

(i)who is a Canadian Employee;

(ii)whose Last Date of Hire is prior to the Pension Limit Date applicable to the Union Service or Management Service they are currently accruing; and

(iii)who is accruing Pensionable Service,

shall contribute to the Fund in accordance with the percentages set out in the table below:

Periods of Pensionable Service:	Earnings that Do Not Exceed the Year’s Maximum Pensionable Earnings:	Earnings that Exceed the Year’s Maximum Pensionable Earnings:
TCRC-MWED	5.45%	7.03%
CPPA	5.67%	7.25%
USW	5.67%	7.25%
IBEW	5.67%	7.25%
Unifor	5.48%	6.98%
TCRC-RTE	6.94%	7.23%
RCTC	5.48%	6.98%
Management	3.50%	5.50%

3.Clause 8.01(b)(iii) is deleted and replaced with the following:

“(iii) multiplied by the applicable percentage determined from the following table:

Period of Pensionable Service	If Member’s last date of hire was before:	then the following percentage is used:	If Member’s last date of hire is on or after:	then the following percentage is used:

TCRC-MWED Service	June 1, 2013	1.80%	June 1, 2013	1.70%
CPPA	June 1, 2013	1.80%	June 1, 2013	1.70%
USW Service	January 1, 2023	1.90%	January 1, 2023	1.70%
IBEW Service	January 1, 2023	1.80%	January 1, 2023	1.70%
Unifor Service	May 1, 2015	1.80%	May 1, 2015	1.70%
TCRC-RTE Service	January 1, 2023	1.80%	January 1, 2023	1.70%
RCTC Service	June 1, 2013	1.80%	June 1, 2013	1.70%
Management Service	June 1, 2013	1.30%	June 1, 2013	1.30%

4.Delete subparagraph 8.08(a) and replace it with the following:

"(a) Pension Limit Date, Prior Pension Limit, and Future Pension Limit are the dates and amounts, as applicable, set out in the table below:

	1	2	3
Period of Pensionable Service	Pension Limit Date	Prior Pension Limit	Future Pension Limit
TCRC-MWED Service	June 1, 2013	$1,975	$1,715
CPPA Service	June 1, 2013	$1,975	$1,715
USW Service	January 1, 2023	$1,975	$1,715
IBEW Service	January 1, 2023	$2,175	$1,715
Unifor Service	May 1, 2015	$2,050	$1,715
TCRC-RTE Service	January 1, 2023	$2,250	$1,715

RCTC Service	June 1, 2013	$2,200	$1,715
Management Service	June 1, 2013	$1,975	$1,715